UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

China Health Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

168 Binbei Street, Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China	150028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-88100688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2015, China Health Industries Holdings, Inc., a corporation incorporated in the State of Delaware (the “Company”), issued a press release announcing certain financial results for the fiscal quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press Release, dated May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2015

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

By:	/s/ Xin Sun
Name:	Xin Sun
Title:	Chief Executive Officer and Chief Financial Officer